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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Amendment No. 1 to Form S-8 No. 333-42833) pertaining to the Scientific Games Holdings Corp. 1998 Employee Stock Purchase Plan of our report dated February 3, 1998, with respect to the consolidated financial statements of Scientific Games Holdings Corp. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1997.


                                                               ERNST & YOUNG LLP


Atlanta, Georgia
April 14, 1998